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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2001

                         INTERMUNE PHARMACEUTICALS, INC.
              (Exact name of registrant as specified in its charter)

             DELAWARE                     0-29801              94-3296648
 (State or other jurisdiction of      (Commission File      (I.R.S. Employer
  incorporation or organization)           Number)         Identification No.)

           1710 GILBRETH ROAD, SUITE 301, BURLINGAME, CALIFORNIA 94010
                    (Address of principal executive offices)

                                (650) 409-2020
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

          On March 26, 2001, InterMune announced the formation of an international strategic partnership with Boehringer Ingelheim International GmbH, to develop and commercialize interferon gamma-1b under Boehringer Ingelheim's trade name, Imukin(R), in all countries outside of the United States, Canada and Japan. Indications to be developed include idiopathic pulmonary fibrosis (IPF), tuberculosis, systemic fungal infections, chronic granulomatous disease (CGD) and osteopetrosis, as well as additional indications to be agreed upon later. Under the agreement, InterMune will fund and manage clinical and regulatory development of interferon gamma-1b for all disease indications. The two companies will share in the profits from commercializing interferon gamma-1b through a specified royalty schedule.

          A copy of the Company's press release announcing the transaction is attached to this Current Report on Form 8-K as Exhibit 99.1

ITEM 7.   EXHIBITS


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

         Exhibit No.                        Description
         ----------                         -----------


         Exhibit 99.1               Press Release, dated March 26, 2001.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       InterMune Pharmaceuticals, Inc
                                       (Registrant)

                                       By:  /s/ TIMOTHY P. LYNCH

                                       ---------------------------------
                                       Vice President of Finance and
                                       Administration and Chief Financial
                                       Officer

March 29, 2001



                                INDEX TO EXHIBITS


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

         Exhibit No.                  Description
         ----------                   -----------


         Exhibit 99.1      Press Release, dated March 26, 2001.


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